SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 30, 2017
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations

Nature of Operations

        We develop identification and decorative solutions for businesses worldwide. Our products include pressure-sensitive labeling technology and materials; films for graphic and reflective applications; brand and price tickets, tags and labels (including radio-frequency identification ("RFID") inlays); performance tapes; and pressure-sensitive adhesive products for surgical, wound care, ostomy, and electromedical applications.

Principles of Consolidation

Principles of Consolidation

        The consolidated financial statements include the accounts of majority-owned and controlled subsidiaries. Intercompany accounts, transactions, and profits are eliminated in consolidation. We apply the equity method of accounting for investments in which we have significant influence but not a controlling interest.

Fiscal Year

Fiscal Year

        Normally, our fiscal years consist of 52 weeks, but every fifth or sixth fiscal year consists of 53 weeks. Our 2017, 2016, and 2015 fiscal years consisted of 52-week periods ending December 30, 2017, December 31, 2016, and January 2, 2016, respectively.

Financial Presentation

Financial Presentation

        As further discussed in Note 16, "Supplemental Financial Information," we have classified certain costs associated with the divestiture of our former Office and Consumer Products ("OCP") and Designed and Engineered Solutions ("DES") businesses as discontinued operations in the Consolidated Statements of Income for fiscal year 2015. Unless otherwise noted, the results and financial condition of discontinued operations have been excluded from the notes to our Consolidated Financial Statements.

Accounting Guidance Update

Accounting Guidance Update

        In the first quarter of 2017, we adopted an accounting guidance update that simplifies several aspects of the accounting for stock-based payment transactions. As a result of adopting this update, beginning in the first quarter of 2017, (i) the tax effects related to stock-based payments at settlement or expiration were recognized through the income statement, a change from the previous requirement that certain tax effects be recognized in capital in excess of par value, and, as required by this guidance, this change was applied prospectively, and (ii) all tax-related cash flows resulting from stock-based payments were reported as operating activities on the statements of cash flows, a change from the previous requirement to present excess tax benefits as an inflow from financing activities and an outflow from operating activities, and, as permitted by this update, these changes were applied prospectively. Refer to Note 14, "Taxes Based on Income," for more information.

        In the third quarter of 2017, we adopted an accounting guidance update that simplifies the measurement of goodwill impairment. This guidance update eliminates step two of the goodwill impairment test, so that goodwill impairment is the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. Our adoption of this guidance update did not have a significant impact on our financial position, results of operations, cash flows, or disclosures.

Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the date of the financial statements. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

        Cash and cash equivalents generally consist of cash on hand, deposits in banks, cash-in-transit, and bank drafts and short-term investments with maturities of three months or less when purchased or received. The carrying value of these assets approximates fair value due to the short maturity of the instruments.

Accounts Receivable

Accounts Receivable

        We record trade accounts receivable at the invoiced amount. The allowance for doubtful accounts reserve represents allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. The customer complaint reserve represents estimated sales returns and allowances. These allowances are used to reduce gross trade receivables to their net realizable values. We record these allowances based on estimates related to the following:

•	Customer-specific allowances;
•	Amounts based upon an aging schedule; and
•	An amount based on our historical experience.

        No single customer represented 10% or more of our net sales in, or trade accounts receivable at, year-end 2017 or 2016. However, during 2017, 2016, and 2015, our ten largest customers by net sales represented approximately 15%, 14%, and 15% of our net sales, respectively. As of December 30, 2017 and December 31, 2016, our ten largest customers by trade accounts receivable represented approximately 14% of our trade accounts receivable. These customers were concentrated primarily in our Label and Graphic Materials reportable segment. We generally do not require our customers to provide collateral.

Inventories

Inventories

        Inventories are stated at the lower of cost or net realizable value and categorized as raw materials, work-in-progress, or finished goods. Cost is determined using the first-in, first-out method. Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and we establish a lower cost basis for the inventory. We use estimates to record these reserves. Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product, level of usage, and the length of time the product has been included in inventory.

Property, Plant and Equipment

Property, Plant and Equipment

        Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets, ranging from ten to forty-five years for buildings and improvements and three to fifteen years for machinery and equipment. Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income.

Software

Software

        We capitalize internal and external software costs incurred during the application development stage of software development, including costs incurred for design, coding, installation to hardware, testing, and upgrades and enhancements that provide the software or hardware with additional functionalities and capabilities. Internal and external software costs during the preliminary project stage are expensed, as are those costs during the post-implementation and/or operation stage, including internal and external training costs and maintenance costs. Capitalized software, which is included in "Other assets" in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, which is generally between five and ten years.

Impairment of Long-lived Assets

Impairment of Long-lived Assets

        Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable. Recoverability is measured by comparing the undiscounted cash flows expected from their use and eventual disposition to the carrying value of the related asset or asset group. The amount of impairment loss is calculated as the excess of the carrying value over the fair value. Historically, changes in market conditions and management strategy have caused us to reassess the carrying amount of our long-lived assets.

Goodwill and Other Intangibles Resulting from Business Acquisitions

Goodwill and Other Intangibles Resulting from Business Acquisitions

        Business combinations are accounted for using the acquisition method, with the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired considered goodwill. As a result, we disclose goodwill separately from other intangible assets. Other identifiable intangibles include customer relationships, patents and other acquired technology, and trade names and trademarks.

        In performing the required impairment tests, we perform a quantitative assessment, primarily consisting of a present value (discounted cash flow) method, to determine the fair value of the reporting units with goodwill. For certain reporting units the goodwill of which was acquired in the current period, we perform a qualitative assessment to determine whether a quantitative assessment is necessary. We perform our annual impairment test of goodwill during the fourth quarter.

        Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of a business relative to expected operating results, significant adverse economic and industry trends, significant decline in our market capitalization for an extended period of time relative to net book value, or a decision to divest a portion of a reporting unit.

        We compare the fair value of each reporting unit to its carrying amount, and, to the extent the carrying amount exceeds the fair value, an impairment of goodwill is recognized for the excess up to the amount of goodwill of that reporting unit.

        In consultation with outside specialists, we estimate the fair value of our reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis. A discounted cash flow analysis requires us to make various assumptions about the reporting units, including sales, operating margins, growth rates, and discount rates. Assumptions about discount rates are based on a weighted-average cost of capital for comparable companies. Assumptions about sales, operating margins, and growth rates are based on our forecasts, business plans, economic projections, anticipated future cash flows, and marketplace data. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period. We base our fair value estimates on projected financial information and assumptions that we believe are reasonable. However, actual future results may materially differ from these estimates and projections. The valuation methodology used to estimate the fair value of reporting units requires inputs and assumptions that reflect current market conditions, as well as the impact of planned business and operational strategies that require management judgment. The estimated fair value could increase or decrease depending on changes in the inputs and assumptions.

        We test indefinite-lived intangible assets, consisting of trade names and trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more likely than not that their carrying amounts exceed their fair values. Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset. Variation in the royalty rates could impact the estimate of fair value. If the carrying amount of an asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

        See also Note 3, "Goodwill and Other Intangibles Resulting from Business Acquisitions."

Foreign Currency

Foreign Currency

        Asset and liability accounts of international operations are translated into U.S. dollars at current rates. Revenues and expenses are translated at the weighted-average currency rate for the fiscal year. Gains and losses resulting from hedging the value of investments in certain international operations and from the translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

Financial Instruments

Financial Instruments

        We enter into foreign exchange derivative contracts to reduce our risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of our operations outside the U.S. We enter into interest rate contracts to help manage our exposure to certain interest rate fluctuations. We also enter into futures contracts to hedge certain price fluctuations for a portion of our anticipated domestic purchases of natural gas. The maximum length of time for which we hedge our exposure to the variability in future cash flows for forecasted transactions is 36 months.

        On the date we enter into a derivative contract, we determine whether the derivative will be designated as a hedge. Derivatives designated as hedges are classified as either (1) hedges of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value" hedges) or (2) hedges of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability ("cash flow" hedges). Other derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in fair value recognized in earnings. Our policy is not to purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

        We assess, both at the inception of the hedge and on an ongoing basis, whether hedges are highly effective. If it is determined that a hedge is not highly effective, we prospectively discontinue hedge accounting. For cash flow hedges, the effective portion of the related gains and losses is recorded as a component of other comprehensive income, and the ineffective portion is reported in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transaction affects earnings. In the event that the anticipated transaction is no longer likely to occur, we recognize the change in fair value of the instrument in current period earnings. Changes in fair value hedges are recognized in current period earnings. Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

        In the Consolidated Statements of Cash Flows, hedges are classified in the same category as the item hedged, primarily in operating activities.

        We also utilize certain foreign-currency-denominated debt to mitigate our foreign currency translation exposure from our net investment in foreign operations.

        See also Note 5, "Financial Instruments," for more information.

Fair Value Measurements

Fair Value Measurements

        We define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

        We determine fair value based on a three-tier fair value hierarchy, which we use to prioritize the inputs used in measuring fair value. These tiers consist of Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring us to develop our own assumptions to determine the best estimate of fair value.

Revenue Recognition

Revenue Recognition

        Sales are recognized when persuasive evidence of an arrangement exists, pricing is determinable, delivery has occurred based on applicable sales terms, and collection is reasonably assured. Sale terms are free on board (f.o.b.) shipping point or f.o.b. destination, depending upon local business customs. In regions where f.o.b. shipping point terms are utilized, sales are recorded at the time of shipment because this is when title and risk of loss are transferred. In regions where f.o.b. destination terms are utilized, sales are recorded when the products are delivered to the customer's delivery site, because this is when title and risk of loss are transferred. Furthermore, sales, provisions for estimated returns, and the cost of products sold are recorded at the time title transfers to customers and when the customers assume the risks and rewards of ownership. Actual product returns are charged against estimated sales return allowances.

        Sales rebates and discounts are common practices in the industries in which we operate. Volume, promotional, price, cash and other discounts and customer incentives are accounted for as a reduction to gross sales. Rebates and discounts are recorded based upon estimates at the time products are sold. These estimates are based on our historical experience for similar programs and products. We review these rebates and discounts on an ongoing basis and accruals for rebates and discounts are adjusted, if necessary, as additional information becomes available.

Research and Development	Research and Development Research and development costs are related to research, design, and testing of new products and applications and are expensed as incurred.
Long-Term Incentive Compensation

Long-Term Incentive Compensation

        The accounting guidance update that simplifies several aspects of the accounting for stock-based payment transactions provided an accounting policy election in accounting for forfeitures of stock-based awards. We elected to continue our current practice of estimating expected forfeitures in determining the compensation cost to be recognized each period, rather than accounting for forfeitures as they occur.

        No long-term incentive compensation expense was capitalized in 2017, 2016, or 2015.

        Changes in estimated forfeiture rates are recorded as cumulative adjustments in the period that the estimates are revised.

Valuation of Stock-Based Awards

        Our stock-based compensation expense is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis over the requisite service period for stock options and restricted stock units ("RSUs"). Compensation expense for performance units ("PUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis as these awards cliff-vest at the end of the requisite service period. The compensation expense related to market-leveraged stock units ("MSUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a graded-vesting basis over their respective performance periods.

        Compensation expense for awards with a market condition as a performance objective, which includes PUs and MSUs, is not adjusted if the condition is not met, as long as the requisite service period is met.

        The fair value of stock options is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for our expected dividend yield, expected stock price volatility, risk-free interest rate, and the expected option term.

        The fair value of RSUs and the component of PUs that is subject to the achievement of a performance objective based on a financial performance condition is determined based on the fair market value of our common stock as of the date of grant, adjusted for foregone dividends.

        The fair value of stock-based awards that are subject to achievement of performance objectives based on a market condition, which includes MSUs and the other component of PUs, is determined using the Monte-Carlo simulation model, which utilizes multiple input variables, including expected stock price volatility and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the target performance objectives established for the award.

        Certain of these assumptions are based on management's estimates, in consultation with outside specialists. Significant changes in assumptions for future awards and actual forfeiture rates could materially impact stock-based compensation expense and our results of operations.

Valuation of Cash-Based Awards

        Cash-based awards consist of long-term incentive units ("LTI Units") granted to eligible employees. LTI Units are classified as liability awards and remeasured at each quarter-end over the applicable vesting or performance period. In addition to LTI Units with terms and conditions that mirror those of RSUs, we also grant certain employees LTI Units with terms and conditions that mirror those of PUs and MSUs.

        See also Note 12, "Long-term Incentive Compensation," for more information.

Taxes Based on Income

Taxes Based on Income

        Our provision for income taxes is determined using the asset and liability approach in accordance with GAAP. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax basis of assets and liabilities. We record a valuation allowance to reduce our deferred tax assets when uncertainty regarding their realizability exists. We recognize and measure our uncertain tax positions following the more likely than not threshold for financial statement recognition and measurement for tax positions taken or expected to be taken in a tax return.

        Our income tax provision for fiscal year 2017 includes the estimated impact of the TCJA enacted in the U.S. on December 22, 2017. The TCJA significantly revises U.S. corporate income taxation, among other changes, lowering corporate income tax rates, implementing a modified territorial tax regime, and imposing a one-time transition tax through a deemed repatriation of accumulated untaxed earnings and profits of foreign subsidiaries. We include a reasonable estimate ("provisional amount") of the impact of the TCJA on our tax provision following the guidance of SAB 118. The final impact of the TCJA may differ from the provisional amount as included, possibly materially, due to, among other things, further refinement of our calculations, changes in interpretations and assumptions we have made, regulatory and administrative guidance that may be issued, and actions we may take as a result of the TCJA.

        See also Note 14, "Taxes Based on Income," for more information.

Recent Accounting Requirements

Recent Accounting Requirements

        In February 2018, the Financial Accounting Standards Board ("FASB") issued guidance that provides entities with the option to reclassify certain tax effects of the TCJA in accumulated other comprehensive income to retained earnings. This guidance can be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal income tax rate pursuant to the TCJA is recognized. The guidance is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted for reporting periods for which financial statements have yet to be issued or made available for issuance. We are currently assessing the impact of this guidance on our financial position and disclosures.

        In August 2017, the FASB issued amended guidance to improve the financial reporting of hedging relationships to better reflect the economic results of an entity's risk management activities in its financial statements, as well as to simplify the application of hedge accounting. The amended presentation and disclosure guidance is required prospectively. The guidance will be effective for interim and annual periods beginning after December 15, 2018, and early adoption is permitted. We are currently assessing the impact of this guidance on our financial position, results of operations, cash flows, and disclosures.

        In May 2017, the FASB issued amended guidance that provides clarity on which changes to share-based awards are considered substantive and require modification accounting to be applied. This guidance is effective for interim and annual periods beginning after December 15, 2017. We do not regularly modify the terms and conditions of share-based awards and do not believe our adoption of this amended guidance will have a significant effect on our financial position, results of operations, cash flows, and disclosures.

        In March 2017, the FASB issued guidance that requires employers with defined benefit plans to present only the service cost component of net periodic benefit cost in the same income statement line item(s) as other employee compensation costs arising from services rendered during the period. Employers are required to present the other components of the net periodic benefit cost separately from the line item(s) that includes the service cost and outside of any subtotal of operating income. Components other than the service cost component will not be eligible for capitalization in assets. Employers are required to apply the guidance on the presentation of the components of net periodic benefit cost in the income statement retrospectively, while the guidance that limits the capitalization of net periodic benefit cost in assets to the service cost component must be applied prospectively. This guidance is effective for interim and annual periods beginning after December 15, 2017. The non-service cost components of net periodic pension cost totaled approximately $18 million and $53 million for the years ended 2017 and 2016, respectively. The amount in 2016 included a recognized loss on settlement of pension obligations of approximately $41 million. We do not expect this guidance to have a significant impact on the presentation of our results of operations and disclosures.

        In January 2017, the FASB issued guidance that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities qualifies as a business. This guidance is for fiscal years and interim periods beginning after December 15, 2017 and early adoption is permitted. We do not anticipate that our adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, and disclosures.

        In October 2016, the FASB issued guidance that requires companies to recognize the income tax effects of intra-entity sales and transfers of assets other than inventory in the period in which they occur. This guidance is effective for fiscal years and interim periods beginning after December 15, 2017. The guidance requires modified retrospective adoption. Upon adoption, we expect to derecognize tax-related deferred charges, including tax-related deferred charges recorded in 2017, and recognize deferred taxes related to certain intra-entity asset transfers as a net reduction to retained earnings. Refer to Note 14, "Taxes Based on Income," for more information. We do not believe adoption of this guidance will have a significant effect on our financial position, results of operations, cash flows, and disclosures.

        In August 2016, the FASB issued guidance to reduce the diversity in the presentation and classification of certain cash receipts and cash payments in the statement of cash flows. This guidance requires retrospective adoption and is effective for fiscal years and interim periods beginning after December 15, 2017. Early adoption is permitted. Based on the information we have to date, we do not anticipate that the adoption of this guidance will have a significant impact on our cash flows.

        In March 2016, and in subsequent updates, the FASB issued revised guidance on accounting for leases that requires lessees to recognize the rights and obligations created by leases on their balance sheets. This guidance, which will be effective for interim and annual periods beginning after December 15, 2018, also requires enhanced disclosures regarding the amount, timing and uncertainty of cash flows arising from leases. Early adoption is permitted. We expect to adopt this guidance as of the effective date. A modified retrospective approach is required for adoption with respect to all leases that exist at or commence after the date of initial application, with an option to use certain practical expedients. The guidance provides an optional transition practical expedient to not evaluate existing or expired land easements that were not previously accounted for as leases under the current guidance. We are currently assessing the impact of this guidance on our financial position, results of operations, cash flows, and disclosures, and expect its adoption to have a significant impact on our financial position and disclosures.

        In May 2014, and in subsequent updates, the FASB issued revised guidance on revenue recognition. This revised guidance provides a single comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. This revised guidance requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of contract(s), which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied. This revised guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including qualitative and quantitative information about contracts with customers, significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. This revised guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, and can be applied retrospectively either to each prior reporting period presented ("full retrospective") or with the cumulative effect of adoption recognized at the date of initial application ("modified retrospective"). We will adopt the new standard under the modified retrospective approach in the first quarter of 2018. To prepare for this adoption, we established a project plan and cross-functional team to manage the assessment, design, and implementation of this new guidance. Based on the information we have evaluated to date, we do not anticipate that the adoption of this revised guidance will have a significant impact on our financial position, results of operations, or cash flows. However, our evaluation of the impact could change if we enter into new revenue arrangements in the future or interpretations of the new guidance evolve. Upon adoption of this revised guidance, allowances for customer returns, currently presented as a reduction of trade accounts receivable, will be classified as a returns liability. Our allowance for customer returns was $11.1 million and $10 million as of December 30, 2017 and December 31, 2016, respectively. The value of return assets is not expected to be significant. Effective beginning on the first day of our 2018 fiscal year, we have implemented appropriate changes to processes, policies, systems, and controls to support revenue recognition and disclosures in accordance with the revised guidance.